UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): February 5, 2007

ZVUE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32985	98-0430675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 Bryant Street, Suite 403 San Francisco, CA	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 495-6470

               Handheld Entertainment, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

This Amendment No.1 to Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated February 5, 2007, filed by the Registrant with the Securities and Exchange Commission on February 9, 2007, announcing the completion of the Registrant’s acquisition (the “Acquisition”) of Putfile Limited. The information previously reported in Item 2.01 of the original 8-K, relating to the unregistered sale of equity securities in connection with the Acquisition, is incorporated by reference into this Item 3.02.

The shares of the Registrant’s common stock issued in connection with the Acquisition were issued pursuant to a transaction not involving a public offering, in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZVUE CORPORATION

Dated: January 28, 2008	By:	/s/ Jeff Oscodar
Name: Jeff Oscodar
Title: President & Chief Executive Officer